UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report: October 24, 2003

                             FOUR OAKS FINCORP, INC.

             (Exact name of registrant as specified in its charter)



    North Carolina                   000-22787               56-2028446
(State of incorporation)        (Commission File No.)      (I.R.S. Employer
                                                         Identification Number)


                              6114 U.S. 301 SOUTH,
                         FOUR OAKS, NORTH CAROLINA 27524
                    (Address of principal executive offices)

                                 (919) 963-2177
              (Registrant's telephone number, including area code)

               This document contains 2 pages, excluding exhibits.

                              Item 5. Other Events

On October 23, 2003, Four Oaks Fincorp, Inc. (OTC BB: FOFN) announced that the Board of Directors approved a five-for-four split of the Corporation's common stock, which represents a 25% stock dividend. The split is payable November 10, 2003 to shareholders of record on November 3, 2003. The press release is filed herewith as Exhibit 99.2 and incorporated by reference herein.

Item 7(c):  Exhibits

                           Exhibit 99.2: Press Release


Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, Four Oaks Fincorp, Inc. has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Four Oaks Fincorp, Inc.

By:   /s/  Ayden R. Lee, Jr.,
      -------------------------------------
      Ayden R. Lee, Jr.
      President and Chief Executive Officer


Date:  October 24, 2003